Exhibit 99

Rockwell Automation Provides Historical Data for new Operating Segments and Announces Change to Definitions of Adjusted Income and Adjusted EPS

Rockwell Automation, Inc. is providing historical financial data for fiscal 2018, 2019, and 2020 for the three new operating segments announced in the fiscal 2020 third quarter earnings release on July 28, 2020. In addition, beginning in fiscal 2021, Rockwell is changing its definition of Adjusted Income and Adjusted EPS to also exclude the impact of purchase accounting depreciation and amortization expense and the related tax effects. Its definition of Adjusted Effective Tax Rate is also changing to correspond to the purchase accounting items now being excluded from Adjusted Income.
Rockwell plans to announce its financial results for the first quarter of fiscal 2021 in late January, which will reflect the new three-segment structure and use the new definitions of Adjusted Income, Adjusted EPS, and Adjusted Effective Tax Rate.
New Operating Segments
Beginning in fiscal year 2021, the company will report sales and operating earnings based on three operating segments: Intelligent Devices, Software & Control, and Lifecycle Services. This change simplifies our structure around essential offerings, leverages our sharpened industry focus, and recognizes the growing importance of software in delivering value to our customers.
Intelligent Devices - This segment includes drives, motion, safety, sensing, industrial components, and configured-to-order products.
Software & Control - This segment includes control and visualization software and hardware, information software, and network and security infrastructure.
Lifecycle Services - This segment includes consulting, professional services and solutions, connected services, and maintenance services, as well as the Sensia joint venture with Schlumberger.
The Company has included historical financial data recast to show the updated sales and segment operating earnings in the three new segments. Items below segment operating earnings remain unchanged by the new operating segments.
The following tables provide recast segment sales, operating earnings, and other information for fiscal years 2020, 2019 and 2018. This recasting does not represent a restatement of previously issued financial statements and does not affect our reported net income, earnings per share, total assets, or shareowners’ equity for any of the previously reported periods.

SALES AND EARNINGS INFORMATION (in millions, except percentages)

	Fiscal Year 2020
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Sales
Intelligent Devices (a)	$776.6	$785.0	$659.9	$734.5	$2,956.0
Software & Control (b)	452.5	448.2	364.7	415.9	1,681.3
Lifecycle Services (c)	455.4	448.1	369.4	419.6	1,692.5
Total sales (d)	$1,684.5	$1,681.3	$1,394.0	$1,570.0	$6,329.8
Segment operating earnings
Intelligent Devices (e)	$160.6	$180.7	$111.6	$134.9	$587.8
Software & Control (f)	140.4	136.8	82.1	114.5	473.8
Lifecycle Services (g)	38.1	54.0	35.7	68.5	196.3
Total segment operating earnings[1] (h)	$339.1	$371.5	$229.4	$317.9	$1,257.9
Segment operating margin
Intelligent Devices (e/a)	20.7%	23.0%	16.9%	18.4%	19.9%
Software & Control (f/b)	31.0%	30.5%	22.5%	27.5%	28.2%
Lifecycle Services (g/c)	8.4%	12.1%	9.7%	16.3%	11.6%
Total segment operating margin[1] (h/d)	20.1%	22.1%	16.5%	20.2%	19.9%
Reported sales growth
Intelligent Devices	(3.5)%	(3.8)%	(19.1)%	(12.8)%	(9.9)%
Software & Control	0.6%	3.9%	(18.0)%	(10.3)%	(6.1)%
Lifecycle Services	17.6%	9.4%	(8.7)%	(1.0)%	4.1%
Organic sales growth[1]
Intelligent Devices	(2.7)%	(2.3)%	(17.3)%	(12.5)%	(8.8)%
Software & Control	1.4%	5.3%	(18.7)%	(11.3)%	(5.9)%
Lifecycle Services	(0.2)%	(1.8)%	(16.8)%	(12.0)%	(7.8)%

	Fiscal Year 2019
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Sales
Intelligent Devices (a)	$805.1	$816.3	$815.8	$842.5	$3,279.7
Software & Control (b)	449.9	431.5	444.8	463.8	1,790.0
Lifecycle Services (c)	387.3	409.4	404.5	423.9	1,625.1
Total sales (d)	$1,642.3	$1,657.2	$1,665.1	$1,730.2	$6,694.8
Segment operating earnings
Intelligent Devices (e)	$180.8	$170.0	$189.3	$156.9	$697.0
Software & Control (f)	146.1	127.7	132.7	124.7	531.2
Lifecycle Services (g)	48.0	56.1	73.9	67.4	245.4
Total segment operating earnings[1] (h)	$374.9	$353.8	$395.9	$349.0	$1,473.6
Segment operating margin
Intelligent Devices (e/a)	22.5%	20.8%	23.2%	18.6%	21.3%
Software & Control (f/b)	32.5%	29.6%	29.8%	26.9%	29.7%
Lifecycle Services (g/c)	12.4%	13.7%	18.3%	15.9%	15.1%
Total segment operating margin[1] (h/d)	22.8%	21.3%	23.8%	20.2%	22.0%
Reported sales growth
Intelligent Devices	4.3%	0.5%	(2.2)%	(0.5)%	0.5%
Software & Control	3.8%	(2.0)%	(3.2)%	1.9%	0.1%
Lifecycle Services	1.5%	2.7%	(0.1)%	(0.9)%	0.7%
Organic sales growth[1]
Intelligent Devices	6.4%	3.8%	0.4%	0.9%	2.8%
Software & Control	6.0%	1.2%	(0.7)%	3.2%	2.4%
Lifecycle Services	3.7%	6.0%	2.4%	0.5%	3.1%

	Fiscal Year 2018
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Sales
Intelligent Devices (a)	$771.6	$812.1	$834.1	$846.6	$3,264.4
Software & Control (b)	433.3	440.5	459.5	454.9	1,788.2
Lifecycle Services (c)	381.7	398.6	405.1	428.0	1,613.4
Total sales (d)	$1,586.6	$1,651.2	$1,698.7	$1,729.5	$6,666.0
Segment operating earnings
Intelligent Devices (e)	$168.5	$166.3	$188.7	$168.3	$691.8
Software & Control (f)	133.4	128.6	140.3	129.6	531.9
Lifecycle Services (g)	53.5	50.0	53.6	61.0	218.1
Total segment operating earnings[1] (h)	$355.4	$344.9	$382.6	$358.9	$1,441.8
Segment operating margin
Intelligent Devices (e/a)	21.8%	20.5%	22.6%	19.9%	21.2%
Software & Control (f/b)	30.8%	29.2%	30.5%	28.5%	29.7%
Lifecycle Services (g/c)	14.0%	12.5%	13.2%	14.3%	13.5%
Total segment operating margin[1] (h/d)	22.4%	20.9%	22.5%	20.8%	21.6%
1Refer to the Appendix for additional information on these non-GAAP financial measures.

Adjusted Income, Adjusted EPS and Adjusted Effective Tax Rate

Adjusted Income, Adjusted EPS and Adjusted Effective Tax Rate are non-GAAP earnings measures that exclude non-operating pension and postretirement benefit cost (credit), net income (loss) attributable to noncontrolling interests, gains and losses on investments, valuation adjustments related to the registration of PTC Shares in fiscal 2019 and 2018, and costs related to the unsolicited Emerson proposals in the first quarter of fiscal 2018, including their respective tax effects, and the adjustments related to the Tax Act in fiscal 2018.
Beginning in fiscal 2021, Rockwell is changing its definition of Adjusted Income and Adjusted EPS to also exclude the impact of purchase accounting depreciation and amortization expense attributable to Rockwell Automation and the related tax effects of such exclusion. The definition of Adjusted Effective Tax Rate is also changing to correspond to the purchase accounting items now being excluded from Adjusted Income. We believe these new definitions provide more useful information about our operating performance and allow management and investors to better compare our operating performance period over period, compared to our prior definitions of these measures given our increased inorganic investments.
Adjusted EPS is also used as a financial measure of performance for our annual incentive compensation. Our measures of Adjusted Income, Adjusted EPS and Adjusted Effective Tax Rate may be different from measures used by other companies. These non-GAAP measures should not be considered a substitute for net income attributable to Rockwell Automation, diluted EPS and effective tax rate.
The following are reconciliations of net income attributable to Rockwell Automation, diluted EPS, and effective tax rate to Adjusted Income, Adjusted EPS and Adjusted Effective Tax Rate, respectively (in millions, except per share amounts and percentages).

	As recast under new definition:					As previously reported:
	Fiscal Year 2020					Fiscal Year 2020
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Net income attributable to Rockwell Automation	$310.7	$132.2	$317.8	$262.7	$1,023.4	$310.7	$132.2	$317.8	$262.7	$1,023.4
Non-operating pension and postretirement benefit cost (credit)	8.7	8.6	8.6	11.5	37.4	8.7	8.6	8.6	11.5	37.4
Tax effect of non-operating pension and postretirement benefit cost (credit)	(2.4)	(2.4)	(2.4)	(2.9)	(10.1)	(2.4)	(2.4)	(2.4)	(2.9)	(10.1)
Change in fair value of investments	(71.0)	144.8	(175.5)	(52.2)	(153.9)	(71.0)	144.8	(175.5)	(52.2)	(153.9)
Purchase accounting depreciation and amortization attributable to Rockwell Automation	7.0	6.5	7.6	8.3	29.4	—	—	—	—	—
Tax effect of purchase accounting depreciation and amortization attributable to Rockwell Automation	(1.6)	(1.6)	(1.8)	(2.0)	(7.0)	—	—	—	—	—
Adjusted Income	$251.4	$288.1	$154.3	$225.4	$919.2	$246.0	$283.2	$148.5	$219.1	$896.8

Diluted EPS	$2.66	$1.13	$2.73	$2.25	$8.77	$2.66	$1.13	$2.73	$2.25	$8.77
Non-operating pension and postretirement benefit cost (credit)	0.08	0.08	0.07	0.09	0.32	0.08	0.08	0.07	0.09	0.32
Tax effect of non-operating pension and postretirement benefit cost (credit)	(0.02)	(0.02)	(0.02)	(0.02)	(0.09)	(0.02)	(0.02)	(0.02)	(0.02)	(0.09)
Change in fair value of investments	(0.61)	1.24	(1.51)	(0.45)	(1.32)	(0.61)	1.24	(1.51)	(0.45)	(1.32)
Purchase accounting depreciation and amortization attributable to Rockwell Automation	0.06	0.06	0.07	0.08	0.25	—	—	—	—	—
Tax effect of purchase accounting depreciation and amortization attributable to Rockwell Automation	(0.02)	(0.02)	(0.02)	(0.02)	(0.06)	—	—	—	—	—
Adjusted EPS	$2.15	$2.47	$1.32	$1.93	$7.87	$2.11	$2.43	$1.27	$1.87	$7.68

Effective tax rate	5.7%	22.4%	6.1%	12.0%	9.9%	5.7%	22.4%	6.1%	12.0%	9.9%
Tax effect of non-operating pension and postretirement benefit cost (credit)	0.6%	0.2%	0.5%	0.5%	0.6%	0.6%	0.2%	0.5%	0.5%	0.6%
Tax effect of change in fair value of investments	1.6%	(10.2)%	7.0%	2.5%	1.5%	1.6%	(10.2)%	7.0%	2.5%	1.5%
Tax effect of purchase accounting depreciation and amortization attributable to Rockwell Automation	0.4%	0.2%	0.5%	0.2%	0.4%	—%	—%	—%	—%	—%
Adjusted Effective Tax Rate	8.3%	12.6%	14.1%	15.2%	12.4%	7.9%	12.4%	13.6%	15.0%	12.0%

	As recast under new definition:					As previously reported:
	Fiscal Year 2019					Fiscal Year 2019
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Net income attributable to Rockwell Automation	$80.3	$346.0	$261.4	$8.1	$695.8	$80.3	$346.0	$261.4	$8.1	$695.8
Non-operating pension and postretirement benefit cost (credit)	(2.6)	(2.6)	(2.6)	(0.6)	(8.4)	(2.6)	(2.6)	(2.6)	(0.6)	(8.4)
Tax effect of non-operating pension and postretirement benefit cost (credit)	0.3	0.4	0.3	—	1.0	0.3	0.4	0.3	—	1.0
Change in fair value of investments	212.7	(98.2)	25.6	228.4	368.5	212.7	(98.2)	25.6	228.4	368.5
Tax effect of change in fair value of investments	(21.7)	—	—	—	(21.7)	(21.7)	—	—	—	(21.7)
Purchase accounting depreciation and amortization attributable to Rockwell Automation	4.1	4.3	4.1	4.1	16.6	—	—	—	—	—
Tax effect of purchase accounting depreciation and amortization attributable to Rockwell Automation	(0.8)	(0.8)	(0.8)	(0.8)	(3.2)	—	—	—	—	—
Adjusted Income	$272.3	$249.1	$288.0	$239.2	$1,048.6	$269.0	$245.6	$284.7	$235.9	$1,035.2

Diluted EPS	$0.66	$2.88	$2.20	$0.07	$5.83	$0.66	$2.88	$2.20	$0.07	$5.83
Non-operating pension and postretirement benefit cost (credit)	(0.02)	(0.02)	(0.02)	(0.01)	(0.07)	(0.02)	(0.02)	(0.02)	(0.01)	(0.07)
Tax effect of non-operating pension and postretirement benefit cost (credit)	—	—	—	—	0.01	—	—	—	—	0.01
Change in fair value of investments	1.75	(0.82)	0.22	1.95	3.08	1.75	(0.82)	0.22	1.95	3.08
Tax effect of change in fair value of investments	(0.18)	—	—	—	(0.18)	(0.18)	—	—	—	(0.18)
Purchase accounting depreciation and amortization attributable to Rockwell Automation	0.03	0.04	0.03	0.04	0.14	—	—	—	—	—
Tax effect of purchase accounting depreciation and amortization attributable to Rockwell Automation	—	(0.01)	—	(0.01)	(0.03)	—	—	—	—	—
Adjusted EPS	$2.24	$2.07	$2.43	$2.04	$8.78	$2.21	$2.04	$2.40	$2.01	$8.67

Effective tax rate	33.5%	14.0%	18.7%	85.6%	22.8%	33.5%	14.0%	18.7%	85.6%	22.8%
Tax effect of non-operating pension and postretirement benefit cost (credit)	—%	0.1%	—%	0.9%	0.1%	—%	0.1%	—%	0.9%	0.1%
Tax effect of change in fair value of investments	(14.8)%	4.5%	(1.4)%	(69.5)%	(5.0)%	(14.8)%	4.5%	(1.4)%	(69.5)%	(5.0)%
Tax effect of purchase accounting depreciation and amortization attributable to Rockwell Automation	—%	—%	0.1%	—%	—%	—%	—%	—%	—%	—%
Adjusted Effective Tax Rate	18.7%	18.6%	17.4%	17.0%	17.9%	18.7%	18.6%	17.3%	17.0%	17.9%

	As recast under new definition:					As previously reported:
	Fiscal Year 2018					Fiscal Year 2018
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Net income attributable to Rockwell Automation	$(236.4)	$227.4	$198.6	$345.9	$535.5	$(236.4)	$227.4	$198.6	$345.9	$535.5
Non-operating pension and postretirement benefit cost (credit)	5.8	5.7	5.6	6.7	23.8	5.8	5.7	5.6	6.7	23.8
Tax effect of non-operating pension and postretirement benefit cost (credit)	(1.8)	(1.8)	(1.8)	(2.1)	(7.5)	(1.8)	(1.8)	(1.8)	(2.1)	(7.5)
Costs related to unsolicited Emerson proposals	11.2	—	—	—	11.2	11.2	—	—	—	11.2
Tax effect of costs related to unsolicited Emerson proposals	(3.1)	—	—	—	(3.1)	(3.1)	—	—	—	(3.1)
Change in fair value of investments	—	—	76.8	(166.8)	(90.0)	—	—	76.8	(166.8)	(90.0)
Tax effect of change in fair value of investments	—	—	—	21.7	21.7	—	—	—	21.7	21.7
Effects of the Tax Act	479.7	11.5	(7.5)	54.6	538.3	479.7	11.5	(7.5)	54.6	538.3
Purchase accounting depreciation and amortization attributable to Rockwell Automation	4.4	4.5	4.3	4.2	17.4	—	—	—	—	—
Tax effect of purchase accounting depreciation and amortization attributable to Rockwell Automation	(0.9)	(1.0)	(0.9)	(0.9)	(3.7)	—	—	—	—	—
Adjusted Income	$258.9	$246.3	$275.1	$263.3	$1,043.6	$255.4	$242.8	$271.7	$260.0	$1,029.9

Diluted EPS	$(1.84)	$1.77	$1.58	$2.80	$4.21	$(1.84)	$1.77	$1.58	$2.80	$4.21
Non-operating pension and postretirement benefit cost (credit)	0.06	0.04	0.04	0.05	0.18	0.06	0.04	0.04	0.05	0.18
Tax effect of non-operating pension and postretirement benefit cost (credit)	(0.01)	(0.01)	(0.01)	(0.02)	(0.06)	(0.01)	(0.01)	(0.01)	(0.02)	(0.06)
Costs related to unsolicited Emerson proposals	0.09	—	—	—	0.09	0.09	—	—	—	0.09
Tax effect of costs related to unsolicited Emerson proposals	(0.02)	—	—	—	(0.02)	(0.02)	—	—	—	(0.02)
Change in fair value of investments	—	—	0.61	(1.35)	(0.71)	—	—	0.61	(1.35)	(0.71)
Tax effect of change in fair value of investments	—	—	—	0.18	0.17	—	—	—	0.18	0.17
Effects of the Tax Act	3.68	0.09	(0.06)	0.44	4.24	3.68	0.09	(0.06)	0.44	4.24
Purchase accounting depreciation and amortization attributable to Rockwell Automation	0.03	0.04	0.04	0.03	0.14	—	—	—	—	—
Tax effect of purchase accounting depreciation and amortization attributable to Rockwell Automation	—	(0.02)	(0.01)	—	(0.03)	—	—	—	—	—
Adjusted EPS	$1.99	$1.91	$2.19	$2.13	$8.21	$1.96	$1.89	$2.16	$2.10	$8.10

	As recast under new definition:					As previously reported:
	Fiscal Year 2018					Fiscal Year 2018
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Effective tax rate	179.4%	24.1%	21.1%	28.2%	59.8%	179.4%	24.1%	21.1%	28.2%	59.8%
Tax effect of non-operating pension and postretirement benefit cost (credit)	0.3%	0.2%	0.3%	0.3%	0.3%	0.3%	0.2%	0.3%	0.3%	0.3%
Tax effect of costs related to unsolicited Emerson proposals	0.3%	—%	—%	—%	0.1%	0.3%	—%	—%	—%	0.1%
Tax effect of change in fair value of investments	—%	—%	(5.7)%	2.0%	(0.4)%	—%	—%	(5.7)%	2.0%	(0.4)%
Effects of the Tax Act	(161.1)%	(3.8)%	3.0%	(11.3)%	(40.5)%	(161.1)%	(3.8)%	3.0%	(11.3)%	(40.5)%
Tax effect of purchase accounting depreciation and amortization attributable to Rockwell Automation	—%	—%	—%	0.1%	—%	—%	—%	—%	—%	—%
Adjusted Effective Tax Rate	18.9%	20.5%	18.7%	19.3%	19.3%	18.9%	20.5%	18.7%	19.2%	19.3%

Additional Business Segment Information
The following tables summarize the provision for depreciation and amortization and the amount of capital expenditures for property for the years ended September 30, 2020, 2019 and 2018 for each of the reportable segments and Corporate (in millions):

	2020	2019	2018
Depreciation and amortization:
Intelligent Devices	$51.8	$56.0	$59.9
Software & Control	40.6	42.6	49.4
Lifecycle Services	37.1	34.8	35.6
Corporate and other	1.8	2.2	2.3
Total	131.3	135.6	147.2
Purchase accounting depreciation and amortization	41.4	16.6	17.4
Total	$172.7	$152.2	$164.6
Capital expenditures for property:
Intelligent Devices	$51.3	$74.8	$59.1
Software & Control	19.3	34.8	22.3
Lifecycle Services	24.9	16.7	17.0
Corporate and other	18.4	6.5	27.1
Total	$113.9	$132.8	$125.5
Our total order backlog by segment at September 30, 2020, consists of (in millions):

Intelligent Devices	$392.4
Software & Control	156.4
Lifecycle Services	1,008.3
Total	$1,557.1

Appendix - Reconciliation to Non-GAAP Measures

SALES AND EARNINGS INFORMATION (in millions, except percentages)

	Fiscal Year 2020
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Sales
Intelligent Devices (a)	$776.6	$785.0	$659.9	$734.5	$2,956.0
Software & Control (b)	452.5	448.2	364.7	415.9	1,681.3
Lifecycle Services (c)	455.4	448.1	369.4	419.6	1,692.5
Total sales (d)	$1,684.5	$1,681.3	$1,394.0	$1,570.0	$6,329.8
Segment operating earnings
Intelligent Devices (e)	$160.6	$180.7	$111.6	$134.9	$587.8
Software & Control (f)	140.4	136.8	82.1	114.5	473.8
Lifecycle Services (g)	38.1	54.0	35.7	68.5	196.3
Total segment operating earnings[1] (h)	339.1	371.5	229.4	317.9	1,257.9
Purchase accounting depreciation and amortization	(10.0)	(9.5)	(10.6)	(11.3)	(41.4)
Corporate and other	(32.8)	(17.7)	(26.4)	(22.0)	(98.9)
Non-operating pension and postretirement benefit (cost) credit	(8.7)	(8.6)	(8.6)	(11.5)	(37.4)
Gain (loss) on investments	71.0	(144.8)	175.5	52.2	153.9
Interest (expense) income, net	(24.0)	(23.5)	(24.8)	(25.7)	(98.0)
Income before income taxes (i)	334.6	167.4	334.5	299.6	1,136.1
Income tax provision	(19.2)	(37.5)	(20.3)	(35.9)	(112.9)
Net income	315.4	129.9	314.2	263.7	1,023.2
Income (loss) attributable to noncontrolling interests	4.7	(2.3)	(3.6)	1.0	(0.2)
Net income attributable to Rockwell Automation	$310.7	$132.2	$317.8	$262.7	$1,023.4

Segment operating margin
Intelligent Devices (e/a)	20.7%	23.0%	16.9%	18.4%	19.9%
Software & Control (f/b)	31.0%	30.5%	22.5%	27.5%	28.2%
Lifecycle Services (g/c)	8.4%	12.1%	9.7%	16.3%	11.6%
Total segment operating margin[1] (h/d)	20.1%	22.1%	16.5%	20.2%	19.9%
Pre-tax margin (i/d)	19.9%	10.0%	24.0%	19.1%	17.9%

1Total segment operating earnings and total segment operating margin are non-GAAP financial measures. We exclude purchase accounting depreciation and amortization, corporate and other, non-operating pension and postretirement benefit (cost) credit, gains and losses on investments, interest (expense) income - net and income tax provision because we do not consider these costs to be directly related to the operating performance of our segments. We believe total segment operating earnings and total segment operating margin are useful to investors as measures of operating performance. We use these measures to monitor and evaluate the profitability of our operating segments. Our measures of total segment operating earnings and total segment operating margin may be different from measures used by other companies.

SALES AND EARNINGS INFORMATION (in millions, except percentages)

	Fiscal Year 2019
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Sales
Intelligent Devices (a)	$805.1	$816.3	$815.8	$842.5	$3,279.7
Software & Control (b)	449.9	431.5	444.8	463.8	1,790.0
Lifecycle Services (c)	387.3	409.4	404.5	423.9	1,625.1
Total sales (d)	$1,642.3	$1,657.2	$1,665.1	$1,730.2	$6,694.8
Segment operating earnings
Intelligent Devices (e)	$180.8	$170.0	$189.3	$156.9	$697.0
Software & Control (f)	146.1	127.7	132.7	124.7	531.2
Lifecycle Services (g)	48.0	56.1	73.9	67.4	245.4
Total segment operating earnings[1] (h)	374.9	353.8	395.9	349.0	1,473.6
Purchase accounting depreciation and amortization	(4.1)	(4.3)	(4.1)	(4.1)	(16.6)
Corporate and other	(21.9)	(26.7)	(23.8)	(36.4)	(108.8)
Non-operating pension and postretirement benefit credit	2.6	2.6	2.6	0.6	8.4
Gain (loss) on investments	(246.4)	98.2	(25.6)	(228.4)	(402.2)
Valuation adjustments related to the registration of PTC Shares	33.7	—	—	—	33.7
Interest (expense) income, net	(18.0)	(21.2)	(23.6)	(24.3)	(87.1)
Income before income taxes (i)	120.8	402.4	321.4	56.4	901.0
Income tax provision	(40.5)	(56.4)	(60.0)	(48.3)	(205.2)
Net income	$80.3	$346.0	$261.4	$8.1	$695.8

Segment operating margin
Intelligent Devices (e/a)	22.5%	20.8%	23.2%	18.6%	21.3%
Software & Control (f/b)	32.5%	29.6%	29.8%	26.9%	29.7%
Lifecycle Services (g/c)	12.4%	13.7%	18.3%	15.9%	15.1%
Total segment operating margin[1] (h/d)	22.8%	21.3%	23.8%	20.2%	22.0%
Pre-tax margin (i/d)	7.4%	24.3%	19.3%	3.3%	13.5%

1Total segment operating earnings and total segment operating margin are non-GAAP financial measures. We exclude purchase accounting depreciation and amortization, corporate and other, non-operating pension and postretirement benefit credit, gains and losses on investments, valuation adjustments related to the registration of PTC Shares, interest (expense) income - net and income tax provision because we do not consider these costs to be directly related to the operating performance of our segments. We believe total segment operating earnings and total segment operating margin are useful to investors as measures of operating performance. We use these measures to monitor and evaluate the profitability of our operating segments. Our measures of total segment operating earnings and total segment operating margin may be different from measures used by other companies.

SALES AND EARNINGS INFORMATION (in millions, except percentages)

	Fiscal Year 2018
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Sales
Intelligent Devices (a)	$771.6	$812.1	$834.1	$846.6	$3,264.4
Software & Control (b)	433.3	440.5	459.5	454.9	1,788.2
Lifecycle Services (c)	381.7	398.6	405.1	428.0	1,613.4
Total sales (d)	$1,586.6	$1,651.2	$1,698.7	$1,729.5	$6,666.0
Segment operating earnings
Intelligent Devices (e)	$168.5	$166.3	$188.7	$168.3	$691.8
Software & Control (f)	133.4	128.6	140.3	129.6	531.9
Lifecycle Services (g)	53.5	50.0	53.6	61.0	218.1
Total segment operating earnings[1] (h)	355.4	344.9	382.6	358.9	1,441.8
Purchase accounting depreciation and amortization	(4.4)	(4.5)	(4.3)	(4.2)	(17.4)
Corporate and other	(24.0)	(24.8)	(33.0)	(18.2)	(100.0)
Non-operating pension and postretirement benefit costs	(5.8)	(5.7)	(5.6)	(6.7)	(23.8)
Costs related to unsolicited Emerson proposals	(11.2)	—	—	—	(11.2)
Gain (loss) on investments	—	—	(7.3)	131.0	123.7
Valuation adjustments related to the registration of PTC Shares	—	—	(69.5)	35.8	(33.7)
Interest (expense) income, net	(12.2)	(10.3)	(11.2)	(14.9)	(48.6)
Income before income taxes (i)	297.8	299.6	251.7	481.7	1,330.8
Income tax provision	(534.2)	(72.2)	(53.1)	(135.8)	(795.3)
Net income	$(236.4)	$227.4	$198.6	$345.9	$535.5

Segment operating margin
Intelligent Devices (e/a)	21.8%	20.5%	22.6%	19.9%	21.2%
Software & Control (f/b)	30.8%	29.2%	30.5%	28.5%	29.7%
Lifecycle Services (g/c)	14.0%	12.5%	13.2%	14.3%	13.5%
Total segment operating margin[1] (h/d)	22.4%	20.9%	22.5%	20.8%	21.6%
Pre-tax margin (i/d)	18.8%	18.1%	14.8%	27.9%	20.0%

1Total segment operating earnings and total segment operating margin are non-GAAP financial measures. We exclude purchase accounting depreciation and amortization, corporate and other, non-operating pension and postretirement benefit (cost) credit, gains and losses on investments, valuation adjustments related to the registration of PTC Shares, interest (expense) income - net and income tax provision because we do not consider these costs to be directly related to the operating performance of our segments. We believe total segment operating earnings and total segment operating margin are useful to investors as measures of operating performance. We use these measures to monitor and evaluate the profitability of our operating segments. Our measures of total segment operating earnings and total segment operating margin may be different from measures used by other companies.

Organic Sales
We translate sales of subsidiaries operating outside of the United States using exchange rates effective during the respective period. Therefore, changes in currency exchange rates affect our reported sales. Sales by acquired businesses also affect our reported sales. We believe that organic sales, defined as sales excluding the effects of acquisitions and changes in currency exchange rates, which is a non-GAAP financial measure, provides useful information to investors because it reflects operating segment performance from the activities of our businesses without the effect of acquisitions and changes in currency exchange rates. We use organic sales as one measure to monitor and evaluate our operating segment performance. When we acquire businesses, we exclude sales in the current period for which there are no comparable sales in the prior period. We determine the effect of changes in currency exchange rates by translating the respective period’s sales using the same currency exchange rates that were in effect during the prior year. When we divest a business, we exclude sales in the prior period for which there are no comparable sales in the current period. Organic sales growth is calculated by comparing organic sales to reported sales in the prior year, excluding divestitures.

The following table reconciles fiscal year 2020 quarterly and full year sales to organic sales recast for our new operating segments (in millions):

	Three Months Ended December 31, 2019				Three Months Ended December 31, 2018
	Sales	Effect of Acquisitions[1]	Effect of Changes in Currency	Organic Sales	Sales
Intelligent Devices	$776.6	$—	$6.8	$783.4	$805.1
Software & Control	452.5	(0.7)	4.2	456.0	449.9
Lifecycle Services	455.4	(72.7)	3.7	386.4	387.3
Total	$1,684.5	$(73.4)	$14.7	$1,625.8	$1,642.3

	Three Months Ended March 31, 2020				Three Months Ended March 31, 2019
	Sales	Effect of Acquisitions[1]	Effect of Changes in Currency	Organic Sales	Sales
Intelligent Devices	$785.0	$—	$12.5	$797.5	$816.3
Software & Control	448.2	(0.4)	6.7	454.5	431.5
Lifecycle Services	448.1	(53.4)	7.4	402.1	409.4
Total	$1,681.3	$(53.8)	$26.6	$1,654.1	$1,657.2

	Three Months Ended June 30, 2020				Three Months Ended June 30, 2019
	Sales	Effect of Acquisitions[1]	Effect of Changes in Currency	Organic Sales	Sales
Intelligent Devices	$659.9	$—	$14.5	$674.4	$815.8
Software & Control	364.7	(11.0)	7.9	361.6	444.8
Lifecycle Services	369.4	(42.3)	9.5	336.6	404.5
Total	$1,394.0	$(53.3)	$31.9	$1,372.6	$1,665.1

	Three Months Ended September 30, 2020				Three Months Ended September 30, 2019
	Sales	Effect of Acquisitions[1]	Effect of Changes in Currency	Organic Sales	Sales
Intelligent Devices	$734.5	$—	$2.4	$736.9	$842.5
Software & Control	415.9	(5.0)	0.6	411.5	463.8
Lifecycle Services	419.6	(48.4)	2.0	373.2	423.9
Total	$1,570.0	$(53.4)	$5.0	$1,521.6	$1,730.2

	Twelve Months Ended September 30, 2020				Twelve Months Ended September 30, 2019
	Sales	Effect of Acquisitions[1]	Effect of Changes in Currency	Organic Sales	Sales
Intelligent Devices	$2,956.0	$—	$36.2	$2,992.2	$3,279.7
Software & Control	1,681.3	(17.1)	19.4	1,683.6	1,790.0
Lifecycle Services	1,692.5	(216.8)	22.6	1,498.3	1,625.1
Total	$6,329.8	$(233.9)	$78.2	$6,174.1	$6,694.8
1 Includes incremental sales resulting from the formation of the Sensia joint venture and sales from other acquired businesses in fiscal year 2020.

The following table reconciles fiscal year 2019 quarterly and full year sales to organic sales recast for our new operating segments (in millions):

	Three Months Ended December 31, 2018				Three Months Ended December 31, 2017
	Sales	Effect of Acquisitions	Effect of Changes in Currency	Organic Sales	Sales
Intelligent Devices	$805.1	$—	$15.8	$820.9	$771.6
Software & Control	449.9	—	9.4	459.3	433.3
Lifecycle Services	387.3	—	8.8	396.1	381.7
Total	$1,642.3	$—	$34.0	$1,676.3	$1,586.6

	Three Months Ended March 31, 2019				Three Months Ended March 31, 2018
	Sales	Effect of Acquisitions	Effect of Changes in Currency	Organic Sales	Sales
Intelligent Devices	$816.3	$—	$26.7	$843.0	$812.1
Software & Control	431.5	(0.5)	14.6	445.6	440.5
Lifecycle Services	409.4	—	13.4	422.8	398.6
Total	$1,657.2	$(0.5)	$54.7	$1,711.4	$1,651.2

	Three Months Ended June 30, 2019				Three Months Ended June 30, 2018
	Sales	Effect of Acquisitions	Effect of Changes in Currency	Organic Sales	Sales
Intelligent Devices	$815.8	$—	$21.3	$837.1	$834.1
Software & Control	444.8	(0.8)	12.0	456.0	459.5
Lifecycle Services	404.5	—	10.3	414.8	405.1
Total	$1,665.1	$(0.8)	$43.6	$1,707.9	$1,698.7

	Three Months Ended September 30, 2019				Three Months Ended September 30, 2018
	Sales	Effect of Acquisitions	Effect of Changes in Currency	Organic Sales	Sales
Intelligent Devices	$842.5	$—	$11.9	$854.4	$846.6
Software & Control	463.8	(0.9)	6.8	469.7	454.9
Lifecycle Services	423.9	—	6.3	430.2	428.0
Total	$1,730.2	$(0.9)	$25.0	$1,754.3	$1,729.5

	Twelve Months Ended September 30, 2019				Twelve Months Ended September 30, 2018
	Sales	Effect of Acquisitions	Effect of Changes in Currency	Organic Sales	Sales
Intelligent Devices	$3,279.7	$—	$75.7	$3,355.4	$3,264.4
Software & Control	1,790.0	(2.2)	42.8	1,830.6	1,788.2
Lifecycle Services	1,625.1	—	38.8	1,663.9	1,613.4
Total	$6,694.8	$(2.2)	$157.3	$6,849.9	$6,666.0